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                                                                      Exhibit 1

                                    AGREEMENT

      Pursuant to Rule 13d-1(k) under the Securities Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13D needs be filed with respect to the ownership by each of the undersigned of Units of Limited Partnership Interest of PaineWebber R&D Partners II, L.P.

Dated: February 23, 1999


                                  BIOROYALTIES, L.L.C.

                                  By: /s/ PABLO LEGORRETA
                                     -----------------------------------
                                  Name:   Pablo Legorreta
                                  Title:  Managing Member of Pharmaceutical
                                          Partners, L.L.C., the Manager


                                  PHARMACEUTICAL ROYALTIES, L.L.C.

                                  By: /s/ PABLO LEGORRETA
                                     -----------------------------------
                                  Name:   Pablo Legorreta
                                  Title:  Managing Member of Pharmaceutical
                                          Partners, L.L.C., the Manager


                                  PHARMACEUTICAL ROYALTY INVESTMENTS LTD.

                                  By: /s/ DAVID MADDEN
                                     -----------------------------------
                                  Name:   David Madden
                                  Title:  Managing Member of Pharmaceutical
                                          Partners, L.L.C., the Manager


                                  BIOVENTURE INVESTMENTS, KFT

                                  By: /s/ DAVID MADDEN
                                     -----------------------------------
                                  Name:   David Madden
                                  Title:  Managing Member of Pharmaceutical
                                          Partners, L.L.C., the Manager


                                  PHARMACEUTICAL PARTNERS, L.L.C.

                                  By: /s/ PABLO LEGORRETA
                                     -----------------------------------
                                  Name:  Pablo Legorreta
                                  Title: Managing Member



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                                     /S/ STEPHEN EVANS-FREKE
                                     -----------------------------------
                                     Name: Stephen Evans-Freke


                                     /S/ PABLO LEGORRETA
                                     -----------------------------------
                                     Name: Pablo Legorreta


                                     /S/ DAVID MADDEN
                                     -----------------------------------
                                     Name: David Madden


                                     /S/ RORY RIGGS
                                     -----------------------------------
                                     Name: Rory Riggs